Summary of Significant Accounting Policies - Summary of Fair Values and Carrying Values of Long-Term Debt (Details) - 2021 Term Loan Credit Facility - Valuation Market Approach - Fair Value Inputs Level 2 - USD ($)
	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Carrying Value	$ 130,947	$ 147,174
Fair Value	$ 130,384	146,837
Atlas Sand Company LLC [Member]
Carrying Value		147,174,000	$ 175,275,000
Fair Value		$ 146,837,000	$ 177,028,000